Merrill Lynch
Middle East/
Africa Fund, Inc.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
May 31, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #18413 -- 5/97


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Printed on post-consumer recycled paper



MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

Asset Allocation as
A Percentage* of
Net Assets as of
May 31, 1997



[GRAPHIC OMITTED: A MAP ILLUSTRATING THE FOLLOWING PERCENTAGES]

GHANA                   1.8%

MOROCCO                 4.0%

SOUTH AFRICA           49.4%

BOTSWANA                1.4%

TURKEY                  5.5%

ISRAEL                  7.0%

LEBANON                 2.6%

JORDAN                  0.7%

EGYPT                  10.7%

ZIMBABWE                4.7%

* Total may not equal 100%.



Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1997

DEAR SHAREHOLDER

During the three-month period ended May 31, 1997, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +1.01%, +0.74%, +1.11% and +1.01%, respectively. The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region -- Israel, South Africa and Turkey -- registered returns of +5.44%, -0.94% and -9.33%, respectively, for the same period. In addition, the unmanaged J.P. Morgan Securities South African Bond Index rose 4.23% (in US dollar terms) for the quarter ended May 31, 1997. The Fund's performance benefited from its investments in Morocco, Turkey and Zimbabwe. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 -- 6 of this report to shareholders.)

Investment Overview and Activities
The performance of the Middle Eastern/African markets was mixed during the May quarter, with Egypt and Morocco reporting the best performances (+7.93% and +10.53%, respectively) and Turkey experiencing the worst (-9.33%). The South African market was relatively flat for the period (-0.94%), while the Israeli market was strong (+5.44%).

One of the best-performing markets in the region was the Egyptian market (+7.93%). Egypt has continued in its reform program, making substantial progress in reducing inflation, stabilizing the currency, and substantially reducing the fiscal deficit from 17.7% of gross domestic product (GDP) to estimates of roughly 1.0% for 1996 -- 1997. On the political front, while uncertainties with regard to the Middle East peace process still loom, militant violence has ebbed in Egypt as the result of strong government security measures. After receiving an investment-grade rating from Standard & Poor's Corp. earlier this year, Egypt has begun drawing greater attention from emerging markets investors. Our largest holding in Egypt is Al-Ahram (Pyramids) Beverages, a company which owns and operates three brewing and bottling facilities, with a major distribution network for beverages throughout Egypt. In addition to beer products, Pyramids is also a nonexclusive bottler for PepsiCo. The company enjoys market shares of approximately 90% for alcoholic beer and 95% for non-alcoholic beer.

The Moroccan market performed well during the May quarter. However, with uncertainties about the agricultural harvest looming heavily over the country, we remain cautious in our outlook for the near term. A poor agricultural season would significantly impair Morocco's growth, given that this sector accounts for about 20% of GDP and employs more than half of the labor force. The near-term outlook for inflation is also uncertain, since a declining trend in inflation may be reversed as food prices begin to reflect the poor harvest. We kept our holdings in Morocco stable during the May quarter.

The Israeli market got off to a slow start during the May quarter with investor concern about the scandals surrounding Prime Minister Netanyahu and the violent outbreaks at the beginning of April resulting in low trading volumes. However, as local investors began to focus on favorable economic news (including signs of reduction of the budget deficit and strong performance in the industrial sector) and the ongoing privatizations in the financial sector, trading volumes picked up as did share prices. In May, the Israeli market experienced a rally, with share prices appreciating 8.72%.

The South African market's performance was relatively neutral, showing a slight decline of 0.94% in US dollar terms for the May quarter. There has been considerable variation in performance of South African companies, with some sectors (mining companies and consumer products companies, for example) reporting significantly weaker earnings, and other sectors (some banks, for example) showing good earnings. The interest rate outlook in South Africa remains uncertain. Some argue that an interest rate cut is needed to stimulate the economy, while others maintain that the country's central bank, the South African Reserve Bank, is more concerned with the growth in money supply in recent years and thus will not cut interest rates. Our holdings in South Africa remain about the same as at the end of the February quarter.

In our view, Turkey remains enigmatic. On the one hand, the country has experienced strong GDP growth (close to 7% for 1996), a downward trend in inflation since 1994, and low asset valuations. On the other hand, the country continues to be plagued by political uncertainty. As a result, the Turkish market was the worst-performing market during the quarter (despite a significant rally in May), registering a decline of 9.33%. During the May quarter, the political conflicts between the army and the civilian government, and the possible collapse of the ruling coalition, grabbed the headlines. More fundamentally, however, successive governments have experienced an inability to bring the economy under control for any length of time. Over the past three months, we saw a worsening of inflation and privatizations proceeding at a disappointingly slow pace. For the most part, corporate earnings were poor, with the exception of certain Turkish banks.

Of the smaller markets (other than Egypt and Morocco), we have significant holdings in Zimbabwe. The market in Zimbabwe rose 1.7% during the quarter ended May 31, 1997. However, Zimbabwe recently has run into a period of profit-taking on higher money market rates caused by poor inflation data.

In Conclusion
We are optimistic on the long-term prospects for stocks in the emerging markets. However, we remind our shareholders that emerging markets, especially those in the Middle East/Africa region, are volatile. As such, we encourage our investors to have a long-term investment horizon. We thank you for your continued investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GRACE PINEDA
Grace Pineda
Vice President and Portfolio Manager

July 1, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricingsm System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Performance Summary -- Class A Shares

                                  Net Asset Value           Capital Gains       Dividends
Period Covered                Beginning        Ending        Distributed          Paid*        % Change**
12/30/94 -- 12/31/94           $10.00          $10.00            --                --             0.00%
1995                            10.00           10.13            --             $0.873          +10.08
1996                            10.13            8.95            --              0.436          - 7.23
1/1/97 -- 5/31/97                8.95           10.97            --                --           +22.57
                                                                          Total $1.309
                                                         Cumulative total return as of 5/31/97: +25.17%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                  Net Asset Value           Capital Gains       Dividends
Period Covered                Beginning        Ending        Distributed          Paid*        % Change**
12/30/94 -- 12/31/94           $10.00          $10.00            --               --              0.00%
1995                            10.00           10.13            --            $0.765           + 9.00
1996                            10.13            8.97            --             0.319           - 8.22
1/1/97 -- 5/31/97                8.97           10.94            --               --            +21.96
                                                                         Total $1.084
                                                         Cumulative total return as of 5/31/97: +22.02%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                  Net Asset Value           Capital Gains       Dividends
Period Covered                Beginning        Ending        Distributed          Paid*        % Change**
12/30/94 -- 12/31/94           $10.00          $10.00            --               --              0.00%
1995                            10.00           10.13            --            $0.763           + 8.98
1996                            10.13            8.95            --             0.332           - 8.29
1/1/97 -- 5/31/97                8.95           10.96            --               --            +22.46
                                                                         Total $1.095
                                                         Cumulative total return as of 5/31/97: +22.39%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                  Net Asset Value           Capital Gains       Dividends
Period Covered                Beginning        Ending        Distributed          Paid*        % Change**
12/30/94 -- 12/31/94           $10.00          $10.00            --               --              0.00%
1995                            10.00           10.13            --            $0.850           + 9.85
1996                            10.13            8.95            --             0.406           - 7.54
1/1/97 -- 5/31/97                8.95           10.96            --               --            +22.46
                                                                         Total $1.256
                                                         Cumulative total return as of 5/31/97: +24.38%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                           % Return Without     % Return With
                              Sales Charge      Sales Charge**
Class A Shares*
Year Ended 3/31/97              +11.37%            +3.49%
Inception (12/30/94)
through 3/31/97                 +10.71             +8.09

* Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming maximum sales charge.

                             % Return             % Return
                           Without CDSC          With CDSC**
Class B Shares*
Year Ended 3/31/97            +10.16%              +4.02%
Inception (12/30/94)
through 3/31/97               + 9.55               +8.75

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return             % Return
                           Without CDSC          With CDSC**
Class C Shares*
Year Ended 3/31/97            +10.11%              +6.98%
Inception (12/30/94)
through 3/31/97               + 9.52               +9.52

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                        % Return Without       % Return With
                          Sales Charge         Sales Charge**
Class D Shares*
Year Ended 3/31/97            +11.11%              +3.24%
Inception (12/30/94)
through 3/31/97               +10.44               +7.83

* Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming maximum sales charge.





Recent
Performance
Results*

                                                                                12 Month     3 Month
                                               5/31/97     2/28/97    5/31/96   % Change     % Change
Class A Shares                                 $10.97       $10.86     $9.95     +10.25%      +1.01%
Class B Shares                                  10.94        10.86      9.91     +10.39       +0.74
Class C Shares                                  10.96        10.84      9.91     +10.60       +1.11
Class D Shares                                  10.96        10.85      9.94     +10.26       +1.01
Class A Shares - Total Return                                                    +15.76(1)    +1.01
Class B Shares - Total Return                                                    +14.43(2)    +0.74
Class C Shares - Total Return                                                    +14.80(3)    +1.11
Class D Shares - Total Return                                                    +15.39(4)    +1.01

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.436 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.319 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.332 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.406 per share ordinary income dividends.





Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1997

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)

                                   Shares Held/                                                          Value      Percent of
AFRICA          Industries         Face Amount          Investments                          Cost      (Note 1a)    Net Assets

Botswana        Multi-Industry      106,802     Sechaba Investment Trust                   $85,845     $118,123         1.4%
                                                                                        ----------   ----------  ----------
                                                Total Investments in Botswana               85,845      118,123         1.4
                                                                                        ==========   ==========  ==========

Ghana           Beverages & Tobacco 904,743     Guiness Ghana Ltd.                         156,444      160,744         1.8
                                                                                        ----------   ----------  ----------
                                                Total Investments in Ghana                 156,444      160,744         1.8
                                                                                        ==========   ==========  ==========


Morocco         Banking               3,428     Banque Marocaine du Commerce
                                                Exterieure (GDR)(b)                        116,045      204,673         2.4
                Building Materials    2,000    +Les Ciments de l'Oriental                   87,576      139,847         1.6
                                                                                        ----------   ----------  ----------
                                                Total Investments in Morocco               203,621      344,520         4.0
                                                                                        ==========   ==========  ==========

South Africa    Banking              11,000     Nedcor Ltd. (c)                            209,000      211,750         2.4
                Beverages            10,060     South African Breweries Ltd.               293,287      282,635         3.3
                Beverages & Tobacco  20,200     Rembrandt Group Ltd.                       212,748      203,492         2.4
                Broadcasting &
                Publishing           11,600     Nasionale Pers Beperk                      100,436      116,597         1.3

                Diversified          10,634     Barlow Rand Ltd.                           148,475      112,482         1.3
                                     19,330     Johnnies Industrial Corp., Ltd.            235,066      236,919         2.7
                                     10,350     Rembrandt Controlling Investments Ltd.      71,363       67,193         0.8
                                                                                        ----------   ----------  ----------
                                                                                           454,904      416,594         4.8

               Entertainment            435     Sun International (Bophuthatswana) Ltd.        552          253         0.0
               Financial Services    26,400     First National Bank Holdings Ltd.          214,240      205,964         2.4
               Foreign
               Government     ZAL 2,050,000     Republic of South Africa Bond, 13% due
               Obligations                      8/31/2010                                  401,491      406,847         4.7
                              ZAL 6,950,000     South African Bond, 12% due 2/28/2005    1,416,938    1,353,355        15.7
                                                                                        ----------   ----------  ----------
                                                                                         1,818,429    1,760,202        20.4

               Merchandising         35,200     Pick'n Pay Stores Ltd.                      40,117       48,856         0.6
               Metals -
               Non-Ferrous           46,800     Gencor Limited                             197,811      205,346         2.4
                                     16,000     Gencor Limited (ADR)(a)                     70,400       68,000         0.8
                                                                                        ----------   ----------  ----------
                                                                                           268,211      273,346         3.2
               Mining                 2,660     Anglo American Corp. of South Africa,
                                                Ltd. (ADR)(a)                              167,592      155,610         1.8
                                      2,400     De Beers Centenary AG                       77,488       84,083         1.0
                                      1,370     Gold Fields of South Africa Ltd.            35,013       35,116         0.4
                                      9,400     Ingwe Coal Corp., Ltd.                      75,091       63,656         0.7
                                     24,053     JCI Company Limited                        261,567      199,230         2.3
                                                                                        ----------   ----------  ----------
                                                                                           616,751      537,695         6.2

               Retail               112,500     Metro Cash and Carry Ltd.                   98,921       96,961         1.1
                                     21,000     Pepkor Ltd. (Ordinary)                      99,154      115,178         1.3
                                                                                        ----------   ----------  ----------
                                                                                           198,075      212,139         2.4
                                                                                        ----------   ----------  ----------
                                                Total Investments in South Africa        4,426,750    4,269,523        49.4
                                                                                        ==========   ==========  ==========

Zimbabwe       Beverages &
               Tobacco               79,526     Delta Corporation                           47,568      119,853         1.4
               Entertainment &
               Leisure              179,000     Zimbabwe Sun International                  70,750       60,301         0.7
               Real Estate          164,081     Hippo Valley Estates                        60,326      229,103         2.6
                                                                                        ----------   ----------  ----------
                                                Total Investments in Zimbabwe              178,644      409,257         4.7
                                                                                        ==========   ==========  ==========

                                                Total Investments in Africa              5,051,304    5,302,167        61.3
                                                                                        ==========   ==========  ==========

MIDDLE
EAST
Egypt          Banking                5,110     Commercial International Bank
                                                (Egypt) S.A.E.                              60,437      100,980         1.2
               Beverages             14,550    +Al-Ahram (Pyramids) Beverages
                                                (GDR)(b)(c)                                225,525      249,896         2.9
               Engineering &
               Construction          15,810     Torah Portland Cement Company, Egypt       287,018      401,145         4.6
               Housing                1,250     Nasr City Company For Housing &
                                                Reconstruction                              53,454      172,414         2.0
                                                                                        ----------   ----------  ----------
                                                Total Investments in Egypt                 626,434      924,435        10.7
                                                                                        ==========   ==========  ==========

Israel         Banking               86,852    +Bank Hapoalim Ltd.                         139,943      196,559         2.3
                                    102,072     Bank Leumi Le-Israel                       143,402      158,214         1.8
                                                                                        ----------   ----------  ----------
                                                                                           283,345      354,773         4.1

               Food Chain            20,607     Supersol Ltd.                               55,496       69,591         0.8
               Merchandising         17,458    +Blue Square Chain Stores Properties
                                                and Investments Ltd.                        95,151      178,824         2.1
                                                                                        ----------   ----------  ----------

                                                Total Investments in Israel                433,992      603,188         7.0
                                                                                        ==========   ==========  ==========

Jordan         Transportation
               Services               6,406    +Aramex International Limited (ADR)(a)       48,286       57,654         0.7
                                                                                        ----------   ----------  ----------
                                                Total Investments in Jordan                 48,286       57,654         0.7
                                                                                        ==========   ==========  ==========

Lebanon        Banking               12,000     Banque Libanaise (GDR)(b)(c)               145,500      228,000         2.6
                                                                                        ----------   ----------  ----------
                                                Total Investments in Lebanon               145,500      228,000         2.6
                                                                                        ==========   ==========  ==========

Turkey         Banking            2,284,900     Akbank T.A.S. (Ordinary)                   166,038      206,452         2.4
               Building &
               Construction       1,229,317     Adana Cimento Sanayii (Class A)             67,654       81,019         0.9
               Building Products  1,376,108     Akcansa Cimento A.S.                       202,684      187,727         2.2
                                                                                        ----------   ----------  ----------
                                                Total Investments in Turkey                436,376      475,198         5.5
                                                                                        ==========   ==========  ==========

                                                Total Investments in the Middle East     1,690,588    2,288,475        26.5
                                                                                        ==========   ==========  ==========

SHORT-TERM                           Face
SECURITIES                          Amount
               US Government
               & Agency       US$   680,000     Federal Home Loan Mortgage Corp.,
               Obligations*                     5.55% due 6/02/1997                        679,790      679,790         7.9
                                                Total Investments in Short-Term         ----------   ----------  ----------
                                                Securities                                 679,790      679,790         7.9
                                                                                        ==========   ==========  ==========

               Total Investments                                                        $7,421,682    8,270,432        95.7
                                                                                        ==========
               Other Assets Less Liabilities                                                            373,573         4.3
                                                                                                     ----------  ----------
               Net Assets                                                                            $8,644,005       100.0%
                                                                                                     ==========  ==========
               (a) American Depositary Receipts (ADR).
               (b) Global Depositary Receipts (GDR).
               (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the
                   Securities Act of 1933.
               *   Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
               +   Non-income producing security.

                   See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

                  As of May 31, 1997
Assets:           Investments, at value (identified cost -- $7,421,682) (Note 1a)                                $8,270,432
                  Foreign cash (Note 1b)                                                                            101,075
                  Receivables:
                  Interest                                                                  $61,713
                  Capital shares sold                                                        61,559
                  Dividends                                                                  48,170
                  Securities sold                                                            27,482                 198,924
                                                                                       ------------
                  Deferred organization expenses (Note 1f)                                                          184,665
                  Prepaid registration fees and other assets (Note 1f)                                              112,378
                                                                                                               ------------
                  Total assets                                                                                    8,867,474
                                                                                                               ------------

Liabilities:      Payables:
                  Securities purchased                                                      119,974
                  Distributor (Note 2)                                                        5,733
                  Capital shares redeemed                                                     2,178                 127,885
                                                                                       ------------
                  Accrued expenses and other liabilities                                                             95,584
                                                                                                               ------------
                  Total liabilities                                                                                 223,469
                                                                                                               ------------

Net Assets:       Net assets                                                                                     $8,644,005
                                                                                                               ============

Net Assets        Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:       authorized                                                                                         $8,546
                  Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                  authorized                                                                                         55,765
                  Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                  authorized                                                                                          5,608
                  Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                  authorized                                                                                          9,034
                  Paid-in capital in excess of par                                                                8,171,601
                  Undistributed investment income -- net                                                            117,315
                  Accumulated realized capital losses on investments and foreign
                  currency transactions -- net                                                                     (572,621)
                  Unrealized appreciation on investments and foreign currency
                  transactions -- net                                                                               848,757
                                                                                                               ------------
                  Net assets                                                                                     $8,644,005
                                                                                                               ============

Net Asset         Class A -- Based on net assets of $937,601 and 85,457 shares
Value:            outstanding                                                                                        $10.97
                                                                                                               ============
                  Class B -- Based on net assets of $6,101,396 and 557,648 shares
                  outstanding                                                                                        $10.94
                                                                                                               ============
                  Class C -- Based on net assets of $614,831 and 56,081 shares outstanding                           $10.96
                                                                                                               ============
                  Class D -- Based on net assets of $990,177 and 90,343 shares outstanding                           $10.96
                                                                                                               ============

                  See Notes to Financial Statements.







STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 1997

Investment Income           Interest and discount earned                                                           $111,793
(Notes 1d & 1e):            Dividends (net of $5,123 foreign withholding tax)                                        92,857
                                                                                                               ------------
                            Total Income                                                                            204,650
                                                                                                               ------------

Expenses:                   Registration fees (Note 1f)                                        $55,262
                            Investment advisory fees (Note 2)                                   39,914
                            Professional fees                                                   34,089
                            Accounting services (Note 2)                                        29,908
                            Amortization of organization expenses (Note 1f)                     28,920
                            Account maintenance and distribution fees -- Class B (Note 2)       28,803
                            Printing and shareholder reports                                    21,849
                            Custodian fees                                                      19,606
                            Directors' fees and expenses                                        18,343
                            Transfer agent fees -- Class B (Note 2)                              7,128
                            Account maintenance and distribution fees -- Class C (Note 2)        3,045
                            Pricing fees                                                         1,826
                            Account maintenance fees -- Class D (Note 2)                         1,201
                            Transfer agent fees -- Class D (Note 2)                              1,002
                            Transfer agent fees -- Class C (Note 2)                                782
                            Transfer agent fees -- Class A (Note 2)                                667
                            Other                                                                3,150
                                                                                          ------------
                            Total expenses before reimbursement                                295,495
                            Reimbursement of expenses (Note 2)                                (242,446)
                                                                                          ------------
                            Total expenses after reimbursement                                                       53,049
                                                                                                               ------------
                            Investment income -- net                                                                151,601
                                                                                                               ------------

Realized & Unrealized       Realized gain (loss) from:
Gain (Loss) on              Investments -- net                                                 131,049
Investments &               Foreign currency transactions -- net                               (23,608)             107,441
Foreign Currency                                                                          ------------
Transactions -- Net         Change in unrealized appreciation/depreciation on:
(Notes 1b, 1c,              Investments -- net                                               1,203,721
1e & 3):                    Foreign currency transactions -- net                                 4,462            1,208,183
                                                                                          ------------         ------------
                            Net realized and unrealized gain on investments and foreign
                            currency transactions                                                                 1,315,624
                                                                                                               ------------
                            Net Increase in Net Assets Resulting from Operations                                 $1,467,225
                                                                                                               ============

                            See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six           For the
                                                                                            Months Ended        Year Ended
                                                                                               May 31,          November 30,
Increase (Decrease) in Net Assets:                                                              1997               1996
Operations:                 Investment income -- net                                         $151,601            $324,969
                            Realized gain (loss) on investments and foreign currency
                            transactions -- net                                               107,441            (723,989)
                            Change in unrealized appreciation/depreciation on
                            investments and foreign currency transactions -- net            1,208,183             (34,017)
                                                                                         ------------        ------------
                            Net increase in net assets resulting from operations            1,467,225            (433,037)
                                                                                         ------------        ------------

Dividends and               Investment income -- net:
Distributions to            Class A                                                           (18,402)            (51,662)
Shareholders                Class B                                                          (194,967)           (541,025)
(Note 1g):                  Class C                                                           (26,077)            (71,137)
                            Class D                                                           (41,949)           (121,684)
                            Realized gain on investments -- net:
                            Class A                                                                --              (1,581)
                            Class B                                                                --             (18,968)
                            Class C                                                                --              (2,502)
                            Class D                                                                --              (3,830)
                                                                                         ------------        ------------
                            Net decrease in net assets resulting from dividends and
                            distributions to shareholders                                    (281,395)           (812,389)
                                                                                         ------------        ------------

Capital Share               Net decrease in net assets derived from capital share
Transactions (Note 4):      transactions                                                     (301,031)         (1,925,740)
                                                                                         ------------        ------------

Net Assets:                 Total increase (decrease) in net assets                           884,799          (3,171,166)
                            Beginning of period                                             7,759,206          10,930,372
                                                                                         ------------        ------------
                            End of period*                                                 $8,644,005          $7,759,206
                                                                                         ============        ============
                            * Undistributed investment income -- net                         $117,315            $247,109
                                                                                         ============        ============

                            See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                       Class A                            Class B
                                                          For the                 For the     For the                For the
                                                            Six        For the    Period       Six        For the     Period
The following per share data and ratios have been          Months       Year      Dec. 30,    Months        Year      Dec.30,
derived from information provided in the financial         Ended        Ended    1994+ to      Ended        Ended     1994+ to
statements.                                               May 31,      Nov. 30,   Nov. 30,     May 31,     Nov. 30,   Nov.30,
                                                           1997++      1996++       1995       1997++      1996++      1995
Increase (Decrease) in Net Asset Value:

Per Share Operating   Net asset value, beginning of
Performance:          period                               $9.40       $10.66     $10.00        $9.31       $10.56    $10.00
                                                        --------     --------   --------     --------     --------  --------
                      Investment income -- net               .24          .42        .57          .19          .32       .79
                      Realized and unrealized gain
                      (loss) on investments and
                      foreign currency transactions
                      -- net                                1.77         (.80)       .09         1.76         (.80)     (.23)
                                                        --------     --------   --------     --------     --------  --------
                      Total from investment operations      2.01         (.38)       .66         1.95         (.48)      .56
                                                        --------     --------   --------     --------     --------  --------
                      Less dividends and distributions:
                      Investment income -- net              (.44)        (.85)        --         (.32)        (.74)       --
                      Realized gain on investments --
                      net                                     --         (.03)        --           --         (.03)       --
                                                        --------     --------   --------     --------     --------  --------
                      Total dividends and distributions     (.44)        (.88)        --         (.32)        (.77)       --
                                                        --------     --------   --------     --------     --------  --------
                      Net asset value, end of period      $10.97        $9.40     $10.66       $10.94        $9.31    $10.56
                                                        ========     ========   ========     ========     ========  ========

Total Investment      Based on net asset value per
Return:**             share                                22.54%++++   (4.17%)     6.60%++++   21.80%++++   (5.14%)    5.60%++++
                                                        ========     ========   ========     ========     ========  ========

Ratios to Average     Expenses, net of reimbursement         .47%*        .47%       .00%*       1.51%*       1.50%     1.01%*
Net Assets:                                             ========     ========   ========     ========     ========  ========
                      Expenses                              6.45%*       4.84%      4.63%*       7.59%*       5.90%     5.68%*
                                                        ========     ========   ========     ========     ========  ========
                      Investment income -- net              4.54%*       4.24%      8.43%*       3.63%*       3.15%     8.33%*
                                                        ========     ========   ========     ========     ========  ========

Supplemental          Net assets, end of period
Data:                 (in thousands)                        $938         $399       $648       $6,101       $5,699    $7,701
                                                        ========     ========   ========     ========     ========  ========
                      Portfolio turnover                   57.21%       46.36%     40.97%       57.21%       46.36%    40.97%
                                                        ========     ========   ========     ========     ========  ========
                      Average commission rate paid+++     $.0012       $.0022         --       $.0012       $.0022        --
                                                        ========     ========   ========     ========     ========  ========


                                                                 Class C                                Class D
                                                     For the                  For the      For the               For the
                                                       Six       For the       Period        Six        For the   Period
The following per share data and ratios have been     Months      Year        Dec. 30,      Months       Year     Dec.30,
derived from information provided in the financial    Ended       Ended       1994+ to      Ended        Ended    1994+ to
statements.                                           May 31,    Nov. 30,     Nov. 30,      May 31,     Nov. 30,  Nov.30,
                                                      1997++      1996++        1995        1997++       1996++     1995

Increase (Decrease) in Net Asset Value:

Per Share
Operating
Performance:
                   Net asset value, beginning of
                   period                              $9.31        $10.56       $10.00        $9.38       $10.63     $10.00
                                                    --------      --------     --------     --------     --------   --------
                   Investment income -- net              .18           .31          .83          .23          .40        .77
                   Realized and unrealized gain
                   (loss) on investments and
                   foreign currency transactions
                   -- net                               1.80          (.79)        (.27)        1.76         (.80)      (.14)
                                                    --------      --------     --------     --------     --------   --------
                   Total from investment
                   operations                           1.98          (.48)         .56         1.99         (.40)       .63
                                                    --------      --------     --------     --------     --------   --------
                   Less dividends and
                   distributions:
                   Investment income -- net             (.33)         (.74)          --         (.41)        (.82)        --
                   Realized gain on investments
                   -- net                                 --          (.03)          --           --         (.03)        --
                                                    --------      --------     --------     --------     --------   --------
                   Total dividends and
                   distributions                        (.33)         (.77)          --         (.41)        (.85)        --
                                                    --------      --------     --------     --------     --------   --------
                   Net asset value, end of period     $10.96         $9.31       $10.56       $10.96        $9.38     $10.63
                                                    ========      ========     ========     ========     ========   ========

Total Investment   Based on net asset value per
Return:**          share                               22.20%++++    (5.16%)       5.60%++++   22.28%++++   (4.31%)     6.30%++++
                                                    ========      ========     ========     ========     ========   ========


Ratios to Average  Expenses, net of reimbursement       1.52%*        1.50%        1.01%*        .72%*        .72%       .25%*
Net Assets:                                         ========      ========     ========     ========     ========   ========
                   Expenses                             7.62%*        5.91%        5.67%*       6.80%*       5.08%      4.89%*
                                                    ========      ========     ========     ========     ========   ========
                   Investment income -- net             3.56%*        3.14%        8.45%*       4.44%*       4.01%      9.07%*
                                                    ========      ========     ========     ========     ========   ========

Supplemental       Net assets, end of period
Data:              (in thousands)                       $615          $692       $1,012         $990         $969     $1,569
                                                    ========      ========     ========     ========     ========   ========
                   Portfolio turnover                  57.21%        46.36%       40.97%       57.21%       46.36%     40.97%
                                                    ========      ========     ========     ========     ========   ========
                   Average commission rate paid+++    $.0012        $.0022           --       $.0012       $.0022         --
                                                    ========      ========     ========     ========     ========   ========

                   *    Annualized.
                   **   Total investment returns exclude the effects of sales loads.
                   +    Commencement of operations.
                   ++   Based on average outstanding shares during the period.
                   +++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                        Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                   ++++ Aggregate total investment return.

                   See Notes to Financial Statements.





Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Financial futures contracts -- The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch and Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 1997, MLAM earned fees of $39,914, all of which was voluntarily waived. MLAM also reimbursed the Fund $202,532 in additional expenses.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account
                                 Maintenance            Distribution
                                     Fee                    Fee

Class B                             0.25%                  0.75%
Class C                             0.25%                  0.75%
Class D                             0.25%                    --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                    MLFD                  MLPF&S

Class D                             $429                  $3,200

For the six months ended May 31, 1997, MLPF&S received contingent deferred sales charges of $27,714 and $949 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,650 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997, were $4,090,017 and $4,124,402, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:
                                      Realized
                                       Gains             Unrealized
                                      (Losses)              Gains

Long-term investments                 $131,049            $848,750
Foreign currency transactions          (23,608)                  7
                                      --------            --------
Total                                 $107,441            $848,757
                                      ========            ========

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $848,750, of which $1,096,499 related to appreciated securities and $247,749 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $7,421,682.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $301,031 for the six months ended May 31, 1997 and $1,925,740 for the year ended November 30, 1996.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                          Dollar
Ended May 31, 1997                         Shares          Amount

Shares sold                                47,616        $506,362
Shares issued to shareholders in
reinvestment of dividends                     770           6,712
                                      -----------     -----------
Total issued                               48,386         513,074
Shares redeemed                            (5,345)        (50,098)
                                      -----------     -----------
Net increase                               43,041        $462,976
                                      ===========     ===========

Class A Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                                15,446        $161,605
Shares issued to shareholders in
reinvestment of dividends and
distributions                               2,358          26,229
                                      -----------     -----------
Total issued                               17,804         187,834
Shares redeemed                           (36,243)       (366,373)
                                      -----------     -----------
Net decrease                              (18,439)      $(178,539)
                                      ===========     ===========

Class B Shares for the Six Months                          Dollar
Ended May 31, 1997                         Shares          Amount

Shares sold                                76,793        $816,905
Shares issued to shareholders in
reinvestment of dividends                   5,639          49,231
                                      -----------     -----------
Total issued                               82,432         866,136
Shares redeemed                          (136,889)     (1,346,159)
                                      -----------     -----------
Net decrease                              (54,457)      $(480,023)
                                      ===========     ===========

Class B Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                                82,351        $854,084
Shares issued to shareholders in
reinvestment of dividends and
distributions                               6,020          63,443
                                      -----------     -----------
Total issued                               88,371         917,527
Shares redeemed                          (205,679)     (2,013,667)
                                      -----------     -----------
Net decrease                             (117,308)    $(1,096,140)
                                      ===========     ===========

Class C Shares for the Six Months                          Dollar
Ended May 31, 1997                         Shares          Amount

Shares sold                                20,758        $218,287
Shares issued to shareholders in
reinvestment of dividends                   1,130           9,847
                                      -----------     -----------
Total issued                               21,888         228,134
Shares redeemed                           (40,054)       (390,628)
                                      -----------     -----------
Net decrease                              (18,166)      $(162,494)
                                      ===========     ===========

Class C Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                                20,835        $211,576
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 704           8,084
                                      -----------     -----------
Total issued                               21,539         219,660
Shares redeemed                           (43,114)       (431,908)
                                      -----------     -----------
Net decrease                              (21,575)      $(212,248)
                                      ===========     ===========

Class D Shares for the Six Months                          Dollar
Ended May 31, 1997                         Shares          Amount

Shares sold                                 9,295         $94,799
Shares issued to shareholders in
reinvestment of dividends                   1,282          11,183
                                      -----------     -----------
Total issued                               10,577         105,982
Shares redeemed                           (23,583)       (227,472)
                                      -----------     -----------
Net decrease                              (13,006)      $(121,490)
                                      ===========     ===========

Class D Shares for the Year                                Dollar
Ended November 30, 1996                    Shares          Amount

Shares sold                                10,891        $112,953
Shares issued to shareholders in
reinvestment of dividends and
distributions                               2,310          25,977
                                      -----------     -----------
Total issued                               13,201         138,930
Shares redeemed                           (57,396)       (577,743)
                                      -----------     -----------
Net decrease                              (44,195)     $ (438,813)
                                      ===========     ===========

5. Commitments:
At May 31, 1997, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $21,000 and $5,000, respectively.



PORTFOLIO INFORMATION
As of May 31, 1997
                                               Percent of
Ten Largest Holdings (Equity Investments)      Net Assets

Torah Portland Cement Company, Egypt              4.6%
South African Breweries Ltd.                      3.3
Gencor Limited*                                   3.2
Al-Ahram (Pyramids) Beverages (GDR)               2.9
Johnnies Industrial Corp., Ltd.                   2.7
Hippo Valley Estates.                             2.6
Banque Libanaise (GDR)                            2.6
Nedcor Ltd.                                       2.4
Akbank T.A.S. (Ordinary)                          2.4
First National Bank Holdings Ltd.                 2.4

                                               Percent of
Ten Largest Industries                         Net Assets

Banking                                          15.1%
Mining                                            6.2
Beverages                                         6.2
Beverages & Tobacco                               5.6
Diversified                                       4.8
Engineering & Construction                        4.6
Metals -- Non-Ferrous                             3.2
Merchandising                                     2.7
Real Estate                                       2.6
Financial Services                                2.4

* Includes American Depositary Receipts (ADR).



EQUITY PORTFOLIO CHANGES

               For the Quarter Ended May 31, 1997

Additions      Akbank T.A.S. (Ordinary)
               Akcansa Cimento A.S.
               Gold Fields of South Africa Ltd.
               Metro Cash and Carry Ltd.
               Nedcor Ltd.
               Pepkor Ltd. (Ordinary)
               Rembrandt Controlling Investments Ltd.

Deletions      Beatrix Mines Ltd.
               Erciyas Biracilik Ve Malt Sanayii A.S. (GDR)
               Eregli Demir Ve Celik Fabrikalari T.A.S. (Erdemir)
               Koor Industries Ltd.
               Koor Industries Ltd. (ADR)
               Western Areas Gold Mining Company Ltd. (ADR)
               Western Areas Gold Mining Company Ltd. (Ordinary)
               Yapi Ve Kredi Bankasi A.S.



OFFICERS AND DIRECTORS
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863